As filed with the Securities and Exchange Commission on April 17, 2024

Registration No. 333-270829

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 3

TO

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

HANMI FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	95-4788120
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

900 Wilshire Boulevard, Suite 1250

Los Angeles, California

(213) 382-2200

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Romolo C. Santarosa

Senior Executive Vice President and Chief Financial Officer

Hanmi Financial Corporation

900 Wilshire Boulevard, Suite 1250

Los Angeles, California

(213) 382-2200

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copy to:

Lawrence M.F. Spaccasi, Esq.

Scott A. Brown, Esq.

Gregory Sobczak, Esq.

Luse Gorman, PC

5335 Wisconsin Avenue, NW, Suite 780

Washington, DC 20015

(202) 274-2000

Approximate date of commencement of proposed sale to the public: From time to time after this Registration Statement becomes effective.

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. ☒

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☒

If this form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☒

Non-accelerated filer	☐	Smaller reporting company	☐

		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

EXPLANATORY NOTE

This Post-Effective Amendment No. 3 to the Registration Statement on Form S-3, as previously amended by Post-Effective Amendment No. 1 and Post-Effective Amendment No. 2 (File No. 333- 270829) (as so amended, the “Registration Statement”) of Hanmi Financial Corporation is being filed as an exhibit only filing to file an updated consent of Crowe LLP as Exhibit 23.1 (the “Consent”). Accordingly, this Amendment consists only of the facing page, this explanatory note, Item 16 of Part II of the Registration Statement, the signature page to the Registration Statement and the Consent filed herewith as Exhibit 23.1. The prospectus and the balance of Part II of the Registration Statement are unchanged and have been omitted.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16.	Exhibits.

Exhibit	Description

1.1*	Form of Underwriting Agreement for any Offering Securities

3.1	Amended and Restated Certificate of Incorporation of Hanmi Financial Corporation, dated April 19, 2000 (incorporated by reference herein from Exhibit 3.1 to Hanmi Financial’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2010, filed with the SEC on November 9, 2010).

3.2	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Hanmi Financial Corporation, dated December 16, 2011 (incorporated by reference herein from Exhibit 3.1 to Hanmi Financial Corporation’s Current Report on Form 8-K, filed with the SEC on December 19, 2011).

3.3	Second Amended and Restated Bylaws of Hanmi Financial Corporation, dated as of March 23, 2016 (incorporated by reference herein from Exhibit 3.1 to Hanmi Financial Corporation’s Current Report on Form 8-K, filed with the SEC on March 29, 2016).

3.4	First Amendment to the Second Amended and Restated Bylaws of Hanmi Financial Corporation (incorporated by reference herein from Exhibit 3.1 to Hanmi Financial Corporation’s Current Report on Form 8-K, filed with the SEC on October 2, 2017).

4.1	Specimen stock certificate representing Hanmi Financial Corporation Common Stock (incorporated by reference herein from Hanmi Financial Corporation’s Annual Report on Form 10-K for the year ended December 31, 2010, filed with the SEC on March 16, 2011).

4.2	Indenture, dated August 20, 2021, between Hanmi Financial Corporation and Wilmington Trust, National Association, as trustee (incorporated by reference herein from Exhibit 4.1 to Hanmi Financial Corporation’s Current Report on Form 8-K, filed with the SEC on August 20, 2021).

4.3	First Supplemental Indenture, dated August 20, 2021, between Hanmi Financial Corporation and Wilmington Trust, National Association, as Trustee (incorporated by reference herein from Exhibit 4.2 to Hanmi Financial Corporation’s Current Report on Form 8-K, filed with the SEC on August 20, 2021).

4.4	Description of Registrant’s Capital Stock (incorporated by reference herein from Exhibit 4.7 to Hanmi Financial’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on March 2, 2020).

4.5*	Form of Certificate of Designation for Preferred Stock.

4.6	Form of Senior Indenture (incorporated by reference to Exhibit 4.6 to the Registration Statement on Form S-3ASR filed with the Securities and Exchange Commission on March 24, 2023 (File No. 333-270829)).

4.7	Form of Subordinated Indenture (incorporated by reference to Exhibit 4.7 to the Registration Statement on Form S-3ASR filed with the Securities and Exchange Commission on March 24, 2023 (File No. 333-270829)).

4.8*	Form of Debt Security

4.9*	Form of Deposit Agreement (including form of Deposit Certificate)

5.1	Opinion of Luse Gorman, PC regarding the validity of the securities of Hanmi Financial Corporation offered hereby (incorporated by reference to Exhibit 5.1 to Hanmi Financial Corporation’s POSASR filed with the Securities and Exchange Commission on February 29, 2024 (File No. 333-270829)).

23.1	Consent of Crowe LLP

Exhibit	Description

23.2	Consent of Luse Gorman, PC (included in Exhibit 5.1)

24.1	Power of Attorney (incorporated by reference to Exhibit 24.1 to Hanmi Financial Corporation’s Form S-3ASR filed with the Securities and Exchange Commission on March 24, 2023 (File No. 333-270829)).

25.1**	Form of Statement of Eligibility under the Trust Indenture Act of 1939, as amended, on Form T-1 for the Senior Indenture

25.2**	Form of Statement of Eligibility under the Trust Indenture Act of 1939, as amended, on Form T-1 for the Subordinated Indenture

107	Filing Fee Table (incorporated by reference to Exhibit 107 to Hanmi Financial Corporation’s POSASR filed with the Securities and Exchange Commission on February 29, 2024 (File No. 333-270829)).

*	To be filed by amendment or incorporated by reference prior to the offering of securities.
**	To be filed pursuant to Section 305(b)(2) of the Trust Indenture Act of 1939, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Hanmi Financial Corporation certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on April 17, 2024.

Hanmi Financial Corporation

By:	/s/ Bonita I. Lee
Bonita I. Lee
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-3 has been signed below by the following persons in the capacities indicated on April 17, 2024.

Signature	Title

/s/ Bonita I. Lee Bonita I. Lee	President, Chief Executive Officer and Director (Principal Executive Officer)

/s/ Romolo C. Santarosa Romolo C. Santarosa	Senior Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Joseph Pangrazio Joseph Pangrazio	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)

* John J. Ahn	Chairman of the Board

* Christie K. Chu	Director

* Harry H. Chung	Director

Christie K. Chu	Director

* Gloria J. Lee	Director

James Marasco	Director

* David L. Rosenblum	Vice Chairman of the Board

* Thomas J. Williams	Director

* Michael M. Yang	Director

Signature	Title

* Gideon Yu	Director

* By:	/s/ Bonita I. Lee
Bonita I. Lee
Attorney-in-Fact

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